UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2005
                              (November 30, 2005)

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                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-14036                                                      43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                                64105
(Address of principal executive offices)                              (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into Material Definitive Agreements

     On November 30, 2005, the Board of Directors (the "DST Board") of DST Systems, Inc. (the "Company") approved Employment Agreements effective as of November 30, 2005 between Thomas A. McDonnell, the Company's President and Chief Executive Officer, and Thomas A. McCullough, the Company's Executive Vice
President and Chief Operating Officer, and the Company (the "Employment Agreements"). The Employment Agreements replace existing employment agreements dated January 1, 2001, which would have expired December 31, 2005.

     Each of the Employment Agreements provide for employment at a stated base salary for Mr. McDonnell and for Mr. McCullough, subject to upward adjustment by the Compensation Committee of the DST Board (the "Committee"). Mr. McDonnell's agreement is effective through December 31, 2010, and Mr. McCullough's agreement is effective through December 31, 2008, each unless earlier terminated as provided in the Employment Agreements.

     The Employment Agreements provide for fringe benefits applicable to other senior executives at DST; participation in the Company's incentive, savings, retirement, and welfare benefit plans; paid vacation of at least four weeks per year; and specified bonus opportunities based on DST's performance in meeting specific goals set by the Committee under any annual incentive program adopted in accordance with the Company's 2005 Equity Incentive Plan.

     Mr. McDonnell or Mr. McCullough may terminate their respective Employment Agreements on at least 30 days' notice to the Company, except that such termination may be immediately effective upon the Company's material breach of such Employment Agreement. If the Company terminates an Employment Agreement without cause, the executive would receive severance pay equal to 24 months' base salary and certain benefits, including continued group medical coverage for the lesser of the statutory COBRA period or the 24-month severance period. The Company may terminate an Employment Agreement for cause immediately upon notice to the executive. Each Employment Agreement contains certain non-solicitation and non-compete covenants in effect for a three-year period after the executive's termination of employment.

     The Employment Agreements also govern employment of Messrs. McDonnell and McCullough after a Company "Change in Control" (as that term is defined in the Employment Agreements). Upon a Change in Control, Messrs. McDonnell and McCullough would be entitled for a three-year period following the Change in Control to continued employment at the executive capacity and salary at levels in effect on the date of a Change in Control and to participation in incentive compensation plans and certain other benefit plans. In addition, with respect to unfunded employer obligations under certain benefit plans, each of Mr. McDonnell and Mr. McCullough would be entitled to receive within five days of the Change in Control full payment in cash of all amounts to which he is entitled thereunder. If the Company terminates the employment of Mr. McDonnell or Mr. McCullough after the Change in Control date other than "for cause" or the executive resigns for "good reason" (each term as defined in the Employment Agreements), the executive is entitled to a cash severance payment based on his salary over the remainder of the three-year period, to certain continued benefits for the remainder of the three-year period or a payment based thereon, and to a payment based on any annual incentive that would be payable if the Company had met certain performance goals for the remainder of the three-year period.

     Each  of  the   Employment   Agreements   provide  for  relief  in  certain
circumstances if amounts received by Mr. McDonnell or Mr. McCullough constitute "Parachute Payments" under Section 4999 of the Internal Revenue Code.

     The  parties  agree  to the  postponement  of  benefits  and to  amend  the
Employment   Agreements  if  the  benefits   thereunder  would  trigger  certain
consequences under Section 409A of the Internal Revenue Code.

     In addition to approving the Employment Agreements, the Committee also approved the business and personal use by Mr. McDonnell, and the business and limited personal use by Mr. McCullough, of aircraft in which the Company has an interest. Such use is subject to quarterly reporting to, and review by the Committee, as well as applicable tax reporting, tax withholding, and securities law reporting regulations.

ITEM 5.02 Election of Directors

     On November 30, 2005, the DST Board voted to increase the size of the DST Board to eight members, and elected Ambassador George Argyros as a member of the DST Board, effective at the first regular meeting of the DST Board in February 2006.

     Ambassador Argyros previously served on the DST Board from December 21, 1998 through November 16, 2001, when he resigned because of his nomination to serve as United States Ambassador to Spain. Until his ambassadorship, Ambassador Argyros was Chairman and Chief Executive Officer of Arnel & Affiliates, a diversified investment company with corporate offices located in Costa Mesa, California. He has also served as a general partner in Westar Capital, a private investment company.

     The  Corporate   Governance   Committee  of  the  DST  Board  is  currently
considering Ambassador Argyros' service on DST Board committees.


ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit
Number              Description
---------------     ------------------------------------------------------------
10.1                Employment Agreement between DST Systems, Inc. and Thomas A.
                    McDonnell

10.2                Employment Agreement between DST Systems, Inc. and Thomas A.
                    McCullough



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of December, 2005.


                                       DST SYSTEMS, INC.


                                       By: /s/ Randall D. Young
                                           ----------------------------------
                                       Name:  Randall D. Young
                                       Title: Vice President, General Counsel
                                              and Secretary



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                                  Exhibit Index

Exhibit
Number              Description
---------------     ------------------------------------------------------------
10.1                Employment Agreement between DST Systems, Inc. and Thomas A.
                    McDonnell

10.2                Employment Agreement between DST Systems, Inc. and Thomas A.
                    McCullough